Exhibit 10.28

FORM OF

ELECTRIQ POWER, INC.

NOTE CONVERSION AGREEMENT

This Note Conversion Agreement (this “Agreement”), dated as of June 8, 2023, is entered into by and between Electriq Power, Inc., a Delaware corporation (the “Company”) and [__] (the “Noteholder”). The Company and the Noteholder are each sometimes referred to herein individually as a “Party” and collectively, as the “Parties.” Initially capitalized terms not otherwise defined herein shall have the meanings given to those terms in the Note (defined hereafter).

WHEREAS, the Company issued to the Noteholder a Promissory Note with an issue date of [__], 2022, in the principal amount of $[__], evidencing an investment of funds in that amount by the Noteholder to the Company, a copy of which is annexed hereto as Exhibit A (the “Note”); and

WHEREAS, the Parties have agreed that upon the execution of this Agreement by the Parties the Note will automatically convert into securities of the Company, upon the terms set forth in Schedule 1 annexed hereto, upon which the Note will thereupon be terminated, and shall be of no further force and effect, and the Note will be delivered by the Noteholder to the Company and cancelled.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements of the Parties hereinafter set forth, the Parties intending to be legally bound hereto hereby agree as follows:

1.	NOTE CONVERSION

(a) Noteholder hereby agrees, subject to the conditions set forth herein, that $[__], the currently outstanding principal amount of the Note, and all accrued but unpaid interest on the Note shall automatically convert (the “Conversion”) into securities of the Company, upon the execution of this Agreement by the Parties on the terms set forth in Schedule 1 annexed hereto, including, without limitation, the types of securities and the calculation for determining the amount of such securities issuable to the Noteholder, all of which are subject to the Noteholder’s (i) delivery of the Note to the Company for cancellation and (ii) execution and delivery to the Company of any and all additional documents reasonably required by the Company and its counsel as shall be required for the issuance of the securities of the Company to the Noteholder in connection with the Conversion, including, without limitation, a Subscription Agreement in the form attached hereto as Exhibit B (the “Additional Conversion Documents”).

(b) Upon the Conversion, the Company shall reflect such issuance of the securities of the Company in its books and records. The Parties hereby further acknowledge and agree that the Conversion shall fully satisfy all of the Company’s obligations to Noteholder under the Note and that, immediately upon the consummation of the Conversion, the Note and all obligations set forth therein and herein shall be deemed repaid in full and the Note and all such obligations shall be terminated and cancelled in its entirety.

2.	REPRESENTATIONS AND WARRANTIES OF NOTEHOLDER

The Noteholder hereby represents and warrants to the Company, as follows:

(a) Organization and Good Standing. Noteholder is a corporation duly incorporated, validly existing and in good standing under the laws of the state in which it is incorporated. Noteholder has the requisite corporate power and authority necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being conducted.

(b) Title to Note. Noteholder is the sole owner of the Note, and shall be, at the time of the Conversion, the sole owner of the Note clear of all liens, charges, security interests, assessments, encumbrances, claims and restrictions of any kind, including any liability to or claims of any creditor of Noteholder. Noteholder has not transferred or pledged any interest in the Note to any person, and Noteholder has not granted any rights to purchase the Note to any other Person.

(c) Authorization. Noteholder has the full, absolute and unrestricted right, power and authority to enter into this Agreement and to participate in the Conversion. No consent, approval or authorization of or notice to any third party is necessary in connection with the performance by Noteholder of its obligations under this Agreement, and such action does not and will not violate any agreement to which Noteholder is a party or by which Noteholder is otherwise bound. This Agreement has been duly and validly executed and delivered by Noteholder and constitutes a legally valid and binding agreement of Noteholder, enforceable against Noteholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(d) Execution and Compliance with this Agreement and Additional Conversion Documents. Noteholder acknowledges and agrees that the consummation of the Conversion is subject to and conditioned upon its compliance with all of its obligations under this Agreement and its execution and delivery to the Company of any and all Additional Conversion Documents and its full compliance with the provisions contained therein.

(e) Access to Information. Noteholder has been furnished with, and has had access to, such information as Noteholder considers necessary or appropriate for deciding whether to enter into this Agreement and to be bound by its terms including, without limitation, the Conversion, and Noteholder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Conversion.

(f) Voluntary and Informed Agreement. Noteholder has entered into this Agreement based on its own knowledge, investigation and analysis and that of its advisors, and it has had the opportunity to seek advice of advisors and attorneys of its own selection regarding the Conversion and the transactions contemplated by this Agreement, including any tax matters relating thereto. Noteholder has conducted its own independent evaluation and it has made its own analysis as it has deemed necessary, prudent or advisable for it to make its own determination to enter into this Agreement and consummate the transactions hereby. Noteholder is entering into this Agreement and the transactions contemplated hereby relying entirely upon such independent evaluation and analysis and without reliance upon any oral or written representations of any kind or nature by the Company and its directors, officers, employees or agents.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Noteholder, as follows:

(a) Organization and Good Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being conducted.

(b) Authorization. The Company and has the full, absolute and unrestricted right, power and authority to enter into this Agreement and to participate in the Conversion. No consent, approval or authorization of or notice to any third party is necessary in connection with the performance by the Company of its obligations under this Agreement, and such action does not and will not violate any agreement to which the Company is a party or by which it is otherwise bound. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

4.	MISCELLANEOUS.

(a) Fees and Expenses. The Parties will each bear such Party’s own legal and other expenses in connection with the preparation and negotiation of this Agreement and any and all Additional Conversion Documents, and the Conversion.

(b) Notices. Any and all notices or other communications or deliveries to be provided by Noteholder hereunder shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service, addressed to the Company, using the contact information set forth below, or such other email address, or address as the Company may specify for such purposes by notice to Noteholder delivered in accordance with this Section 4(b). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service addressed to Noteholder using the contact information set forth below, or such other email address, or address as Noteholder may specify for such purposes by notice to the Company delivered in accordance with this Section 4(b). Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email to the email address provided prior to 5:30 p.m. (New York City time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via email to the email address provided on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is delivered personally.

Notices to Noteholder:

[__]

Attention: [__]

Email: [__]

With a copy to (which shall not constitute notice):

Notices to Company:

Electriq Power, Inc.

625 N. Flagler Drive

West Palm Beach, Florida 33401

Attention: Legal Department

Email: jim.vanhoof@electriqpower.com

With a copy to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

Attn:	David Landau
Anthony Ain
Email:	dlandau@egsllp.com
aain@egsllp.com

(c) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(d) Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

(e) Entire Agreement. This Agreement constitutes the entire contract between the Parties with regard to the subject matter hereof, and supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon (i) the Company and its successors and assigns (ii) the Noteholder and its successors and assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(g) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each Party agrees that all legal Actions concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a Party or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each Party hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such Action. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. If any Party shall commence an Action or proceeding to enforce any provisions of this Agreement, then the prevailing Party in such Action shall be reimbursed by the other Party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such Action.

(h) Survival. The representations and warranties contained herein shall survive the for a period of twelve (12) months after the date of this Agreement.

(i) Construction. The Parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement or any amendments thereto.

(j) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to each other Party, it being understood that the Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

ELECTRIQ POWER, INC.

By:
Name: Frank Magnotti
Title: Chief Executive Officer

[__]

By:
Name:
Title:

[Signature Page to Note Conversion Agreement]

EXHIBIT A

Promissory Note

Attached

EXHIBIT B

Subscription Agreement

Attached

SCHEDULE 1

Terms of Conversion

Principal amount and accrued and unpaid interest through the date of the Conversion convert into the following securities of the Company:

•	[__] shares of common stock, par value $0.00001 per share, of the Company, as Subscribed Shares

•	[__] shares of common stock, par value $0.00001 per share, of the Company, as Common Stock Incentive Shares

•	[__] shares of Series B preferred stock of the Company